SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
__________________

October 13, 2009
Date of Report (Date of Earliest event reported)

WESTMONT RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52398	76-0773948
(State or other jurisdiction of incorporation)	(Com( Commission File Number)	(IRS Employer Identification No.)

155 108th Avenue NE, Suite 150, Bellevue, WA	98004
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(206) 922-2203

10610 NE 9th Place, Suite 2407, Bellevue, WA 98004
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)	Effective October 13, 2009, Andrew Jarvis, our Secretary and a director, resigned both positions.

(c)	(1)	Effective October 13, 2009, Glenn McQuiston, our Chief Financial Officer, Treasurer and a director was named Secretary.

	(2)	The of information concerning Mr. McQuiston, as required by Items 401(b), (d), (e) and Item 404of Regulation S-K, was contained in the Company’s Current Report, on Form 8-K, dated November 21, 2008.

	(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2009                                             WESTMONT RESOURCES, INC.

By: /s/ Bruce E. Fischer
Name: Bruce E. Fischer
Title:  Chief Executive Officer